 U.S. Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2005

VISTA CONTINENTAL CORPORATION

(Exact name of registrant as specified in its charter)

Commission File No. 2-90519

Delaware	72-0510027
(State or Jurisdiction of Incorporation)	(I.R.S Employer Identification No.)

6600 West Charleston Boulevard, #118
Las Vegas, NV 89146
Telephone: (702) 228-2077
(Address and telephone number of principal executive offices)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

Vista Continental Corporation ahs hired Mr. Evan Davis in the important position of Mines Manager for its properties in Guyana and Peru. Details of this position and the background of Mr. Davis are included in the press release dated February 25, 2005, attached hereto as Exhibit 99.1.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VISTA CONTINENTAL CORPORATION
(Registrant)
Date: February 28, 2005

/s/ Lawrence Nash
-------------------------------
Dr. Lawrence Nash
President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Engagement of The Research Works.